OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                       Apr-00

                                              Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                       Ending
Principal                   Scheduled         Prepaid               Liquidated           Loans                  Principal
Balance                     Principal         Principal             Principal            Repurchased            Balance
------------------------------------------------------------------------------------------------------------------------------------
294,552,805.39             (339,365.15)       (1,567,298.10)       (985,514.23)              0.00               291,660,627.91
====================================================================================================================================


Scheduled                                 Scheduled                             Amount
Gross                Servicing            Pass Thru             Pass-Through    Available for      Limited             Total
Interest             Fee                  Interest              Proceeds        Distribution       Guarantee           Distribution
------------------------------------------------------------------------------------------------------------------------------------
2,537,460.34         245,460.67           2,291,999.67           675,188.98     5,119,312.57         0.00              5,119,312.57
====================================================================================================================================

                                               Certificate Account
------------------------------------------------------------------------------------------------------------------------------------

         Beginning                         Deposits                                            Investment              Ending
          Balance               Principal           Interest           Distributions            Interest               Balance
------------------------------------------------------------------------------------------------------------------------------------
       1,191,867.70           2,855,817.63        2,246,903.45        (4,721,533.86)            4,084.01            1,577,138.93
====================================================================================================================================

                                           P&I Advances at Distribution Date
                 ------------------------------------------------------------------------------


                       Beginning            Recovered            Current          Ending
                        Balance             Advances            Advances         Balance
                 ------------------------------------------------------------------------------

                      2,018,418.33       -1,665,173.64      2,278,312.29     2,631,556.98
                 ==============================================================================

   OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
   OAKWOOD ACCEPTANCE CORP. -  SERVICER
   REMITTANCE REPORT
   REPORTING MONTH:

   Class B Crossover Test                                                    Test Met?
   ----------------------------------------------------------------        -------------
   (a) Remittance date on or after December 2003                                N

   (b) Average 60 day Delinquency rate <=          5.5%                         Y




   (d) Cumulative losses do not exceed the following

   percent of the intitial principal balance of all Certificates

                  Jan. 2004 - June 2005            7%                           N
                  July 2005 - June 2006            8%                           N
                  July 2006 - Dec. 2007            9.5%                         N
                  Dec 2007 and After              10.5%                         N


   (e) Current realized loss ratio <=              3.00%                        Y

   (f) Does Subordinated Certificate percentage equal or
        exceed                                     40.251%
        of Pool Scheduled Principal Balance

                  Beginning M balance                    36,812,000.00

                  Beginning B-1 balance                  16,004,000.00

                  Beginning B-2 balance                  20,807,916.00
                                               ------------------------
                                                         73,623,916.00
                                               ------------------------
                  Divided by beginning pool
                  balance                               294,552,805.39
                                                                24.995%         N




  Average 60 day delinquency ratio:


                             Over 60s           Pool Balance            %
                        --------------------------------------------------------
  Current Mo                 12,775,064.42          291,660,627.91    4.38%
  1st Preceding Mo           12,392,371.51          294,552,805.39    4.21%
  2nd Preceding Mo           12,420,756.12          296,735,025.16    4.19%
                                                        Divided by      3
                                                                   -------------
                                                                      4.26%
                                                                   =============




  Cumulative loss ratio:

                         Cumulative losses            1,319,150.32
                                          ------------------------
  Divided by Initial Certificate Principal          320,093,916.00    0.412%
                                                                   =============





  Current realized loss ratio:
                        Liquidation                 Pool
                              Losses               Balance
                        -------------------------------------------

  Current Mo                    310,325.25          294,552,805.39
  1st Preceding Mo              381,903.17          296,735,025.16
  2nd Preceding Mo              265,988.19          299,410,328.13
                        -------------------------------------------
                                958,216.61          296,899,386.23    1.291%
                                                                   =============

 OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
 OAKWOOD ACCEPTANCE CORP. -  SERVICER
 REMITTANCE REPORT
 REPORTING MONTH: Apr-00

                                                                         Delinquency Analysis

                                                31 to 59 days                  60 to 89 days               90 days and Over
               No. of     Principal                       Principal                  Principal                    Principal
               Loans      Balance              #          Balance           #        Balance             #        Balance
               ---------------------------------------------------------------------------------------------------------------------

 Excluding Repos    6,698       285,293,343.91        179      5,794,677.78       52        2,095,023.77       92      4,312,756.65

         Repos        178         6,367,284.00          0              0.00        9          377,933.78      169      5,989,350.22
               ---------------------------------------------------------------------------------------------------------------------

         Total      6,876       291,660,627.91        179      5,794,677.78       61        2,472,957.55      261     10,302,106.87
               =====================================================================================================================


                                                                              Repossession Analysis
                                               Active Repos                 Reversal       Current Month
                   Total Delinq.               Outstanding                (Redemption)        Repos                Cumulative Repos
                             Principal               Principal             Principal             Principal               Principal
                  #          Balance        #        Balance         #      Balance      #       Balance         #       Balance
               ---------------------------------------------------------------------------------------------------------------------

 Excluding Repos  323     12,202,458.20     178      6,367,284.00   -1     (33,097.51)   46      1,833,547.02   365    12,264,039.12

         Repos    178      6,367,284.00
               -------------------------

         Total    501     18,569,742.20
               =========================

                 7.3%             6.37%
                ========================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Apr-00

REPOSSESSION LIQUIDATION REPORT

                                                                   Liquidated
                   Account                Customer                 Principal             Sales          Insur.            Total
     FHA?          Number                   Name                    Balance            Proceeds         Refunds         Proceeds
------------------------------------------------------------------------------------------------------------------------------------
                  1843457 MARY T LONG                               45,874.31         44,150.00      2,001.19           46,151.19
                  1906122 JERRY A MERRITT                           48,027.25         49,650.00      2,824.33           52,474.33
                  1833714 FRANCES CHAPLIN                           21,461.62         23,655.00        175.34           23,830.34
                  1844984 DENNIS B CROMMER                          33,167.74         30,900.00        381.17           31,281.17
                  1865385 JESSIE J MCMILLIAN                        21,179.27         18,495.00        531.35           19,026.35
                  1869676 CHRISTOPHER P WILLIAMS                    53,012.69         47,650.00      2,232.57           49,882.57
                  1888528 CHEYENNE WILLIAMS                         22,674.20         26,130.00      1,722.07           27,852.07
                  1894310 THOMAS E MURRAY                           36,273.63         34,400.00      3,220.04           37,620.04
                  1895952 TERESA WILSON                              8,168.60          2,000.00        254.11            2,254.11
                  1903848 JASON VANOVER                             21,909.18         20,000.00        656.54           20,656.54
                  1905330 AARON L COFFEY                            30,267.88         29,490.00      2,189.16           31,679.16
                  1911775 CONNOR CAREY D O                          26,217.63         27,900.00      1,843.96           29,743.96
                  1920586 BRANDON SCHROEDER                         37,052.44         30,870.00      2,237.68           33,107.68
                  1920602 KENNETH GARCIA                            53,350.97         48,650.00      2,747.87           51,397.87
                  1921139 ROBERT L MORRIS                           38,819.22         35,900.00      2,100.26           38,000.26
                  1924539 JUANITA J BURTON                          26,589.36         26,500.00        872.09           27,372.09
                  1926609 ROBERT G SAHUTSKY                         24,207.36         29,000.00      1,470.42           30,470.42
                  1929546 DYLAN T LEWIS                             34,475.58         31,900.00      1,041.11           32,941.11
                  1934074 ROBERT E BROWN                            37,317.56         35,250.00          0.00           35,250.00
                  1935634 DAVID RUELAS                              38,574.59         34,400.00      1,227.73           35,627.73
                  1936871 MIRIAM G HERNANDEZ                        29,379.66         27,000.00      2,055.14           29,055.14
                  1939610 WILLIAM SWANN                             39,083.47         37,000.00        385.44           37,385.44
                  1941533 KEONI W ENLOW                             48,347.74         52,150.00        576.80           52,726.80
                  1941939 LISA E BILLMAN                            21,779.79         21,000.00        181.84           21,181.84
                  1945849 JAMES A POE                               12,911.55          4,000.00        174.66            4,174.66
                  1945914 CHRISTINE CANTWELL                        47,283.05         45,150.00      3,102.35           48,252.35
                  1949031 ANTHONY W HARWOOD                         23,279.00         20,500.00        725.04           21,225.04
                  1958503 MARK W AHRENS                             40,609.16         37,500.00      3,014.65           40,514.65
                  1960061 MICHAEL S LATTIN                          29,551.69         27,000.00      2,510.85           29,510.85
                  1966001 BILLY W MASH                              34,668.04         32,500.00      1,149.78           33,649.78
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00


                          Net                                                        Net             Current
     Repossession     Liquidation          Unrecov.         FHA Insurance         Pass Thru         Period Net       Cumulative
       Expenses         Proceeds           Advances           Coverage            Proceeds         Gain/(Loss)    Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
    10,209.50          35,941.69           3,746.47                0.00           32,195.22       (13,679.09)
    10,374.50          42,099.83           4,860.31                0.00           37,239.52       (10,787.73)
     1,100.00          22,730.34           3,405.59                0.00           19,324.75        (2,136.87)
     6,727.00          24,554.17           3,507.72                0.00           21,046.45       (12,121.29)
     6,354.85          12,671.50           2,246.75                0.00           10,424.75       (10,754.52)
    10,314.50          39,568.07           3,599.24                0.00           35,968.83       (17,043.86)
     6,583.90          21,268.17           2,874.49                0.00           18,393.68        (4,280.52)
     6,832.00          30,788.04           2,378.30                0.00           28,409.74        (7,863.89)
     1,100.00           1,154.11           1,802.17                0.00             (648.06)       (8,816.66)
     6,400.00          14,256.54           1,655.37                0.00           12,601.17        (9,308.01)
     6,684.70          24,994.46           2,477.14                0.00           22,517.32        (7,750.56)
     6,637.00          23,106.96           2,520.86                0.00           20,586.10        (5,631.53)
     6,726.10          26,381.58           3,653.45                0.00           22,728.13       (14,324.31)
    10,344.50          41,053.37           2,228.07                0.00           38,825.30       (14,525.67)
     6,877.00          31,123.26           2,188.37                0.00           28,934.89        (9,884.33)
     6,595.00          20,777.09           2,723.05                0.00           18,054.04        (8,535.32)
     6,670.00          23,800.42           2,997.22                0.00           20,803.20        (3,404.16)
     6,757.00          26,184.11           3,912.70                0.00           22,271.41       (12,204.17)
     6,857.50          28,392.50           4,396.44                0.00           23,996.06       (13,321.50)
     6,832.00          28,795.73           4,250.93                0.00           24,544.80       (14,029.79)
     6,610.00          22,445.14           3,055.62                0.00           19,389.52        (9,990.14)
     6,910.00          30,475.44           2,698.90                0.00           27,776.54       (11,306.93)
    10,449.50          42,277.30           4,882.05                0.00           37,395.25       (10,952.49)
     6,430.00          14,751.84           3,130.93                0.00           11,620.91       (10,158.88)
     1,100.00           3,074.66           2,707.47                0.00              367.19       (12,544.36)
    10,239.50          38,012.85           4,251.67                0.00           33,761.18       (13,521.87)
     6,415.00          14,810.04           1,702.84                0.00           13,107.20       (10,171.80)
     6,925.00          33,589.65           4,021.95                0.00           29,567.70       (11,041.46)
     6,610.00          22,900.85           2,136.42                0.00           20,764.43        (8,787.26)
     6,775.00          26,874.78           3,653.02                0.00           23,221.76       (11,446.28)
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00


                                                                   Liquidated
                   Account                Customer                 Principal             Sales          Insur.            Total
     FHA?          Number                   Name                    Balance            Proceeds         Refunds         Proceeds
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                                                                                             0.00
                                                         ---------------------------------------------------------------------------
                                                                   985,514.23        930,690.00     43,605.54          974,295.54
                                                         ===========================================================================








                          Net                                                        Net             Current
     Repossession     Liquidation          Unrecov.         FHA Insurance         Pass Thru         Period Net       Cumulative
       Expenses         Proceeds           Advances           Coverage            Proceeds         Gain/(Loss)    Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------

                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
                            0.00                                                       0.00             0.00
 ------------------------------------------------------------------------------------------------------------------------------
   205,441.05         768,854.49          93,665.51                0.00          675,188.98      (310,325.25)    (1,319,150.32)
 ==============================================================================================================================

 OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
 OAKWOOD ACCEPTANCE CORP. -  SERVICER
 REMITTANCE REPORT
 REPORTING MONTH: Apr-00

 CERTIFICATE PRINCIPAL ANALYSIS

 PRINCIPAL

                                                     Original             Beginning         Beginning Principal        Current
                     Cert.                         Certificate           Certificate         Shortfall Carry-         Principal
                     Class                           Balances              Balances                Over                  Due
 -----------------------------------------------------------------------------------------------------------------------------------
 Senior Certificates

 A-1                                               72,200,000.00          46,658,889.39                  0.00         2,892,177.48


 A-2                                              174,270,000.00         174,270,000.00                  0.00                 0.00




                                               -------------------------------------------------------------------------------------
 Total Certificate Principal Bal.                 246,470,000.00         220,928,889.39                  0.00         2,892,177.48
                                               =====================================================================================









                                    Current        Ending Principal          Ending                                 Principal Paid
                                   Principal       Shortfall Carry-       Certificate              Pool               Per $1,000
                                      Paid               Over               Balances              Factor             Denomination
 -----------------------------------------------------------------------------------------------------------------------------------
 Senior Certificates

 A-1                               2,892,177.48         0.00               43,766,711.91           60.61871%       40.057860


 A-2                                       0.00         0.00              174,270,000.00          100.00000%        0.000000



                                 --------------------------------------------------------
 Total Certificate Principal Bal.  2,892,177.48        0.00               218,036,711.91
                                 ===================================================================================================





                                                     Original             Beginning         Beginning Principal        Current
 Subordinate Certificates                          Certificate           Certificate         Shortfall Carry-         Principal
                                                     Balances              Balances                Over                  Due
                                               -------------------------------------------------------------------------------------
 M-1                                              20,808,000.00          20,808,000.00             0.00                 0.00
 M-1 Outstanding Writedown                                                        0.00                                  0.00

 M-2                                              16,004,000.00          16,004,000.00             0.00                 0.00
 M-1 Outstanding Writedown                                                        0.00                                  0.00

 B-1                                              16,004,000.00          16,004,000.00             0.00                 0.00
 B-1 Outstanding Writedown                                                        0.00                                  0.00

 B-2                                              20,807,916.00          20,807,916.00             0.00                 0.00
 B-2 Outstanding Writedown                                                        0.00                                  0.00


                                               -------------------------------------------------------------------------------------

 Total Excluding Writedown Bal.                   73,623,916.00          73,623,916.00             0.00                 0.00
                                               =====================================================================================

 All Certificates Excluding Writedown Bal.       320,093,916.00         294,552,805.39             0.00         2,892,177.48
                                               =====================================================================================







                                                     Current       Ending Principal      Current          Ending
 Subordinate Certificates                           Principal      Shortfall Carry-     Writedown/     Certificate         Pool
                                                       Paid              Over           (Writeup)        Balances         Factor
                                             ---------------------------------------------------------------------------------------
 M-1                                                  0.00              0.00              0.00        20,808,000.00       100.00000%
 M-1 Outstanding Writedown                                                                0.00

 M-2                                                  0.00              0.00              0.00        16,004,000.00       100.00000%
 M-1 Outstanding Writedown                                                                0.00

 B-1                                                  0.00              0.00              0.00        16,004,000.00       100.00000%
 B-1 Outstanding Writedown                                                                0.00

 B-2                                                  0.00              0.00              0.00        20,807,916.00       100.00000%
 B-2 Outstanding Writedown                                                                0.00


                                             -----------------------------------------------------------------------

 Total Excluding Writedown Bal.                       0.00              0.00              0.00        73,623,916.00
                                             =======================================================================

 All Certificates Excluding Writedown Bal.    2,892,177.48              0.00              0.00       291,660,627.91
                                             =======================================================================




                                                   Principal Paid
 Subordinate Certificates                            Per $1,000
                                                    Denomination
                                           -------------------------------
 M-1                                                0.000000
 M-1 Outstanding Writedown

 M-2                                                0.000000
 M-1 Outstanding Writedown

 B-1                                                0.000000
 B-1 Outstanding Writedown

 B-2                                                0.000000
 B-2 Outstanding Writedown




 Total Excluding Writedown Bal.


 All Certificates Excluding Writedown Bal.

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:  Apr-00


CERTIFICATE INTEREST ANALYSIS

                                                     Beginning Carry-                            Current Carry-
              Senior                 Pass-Through      Over Priority      Current Priority       Over Priority
           Certificates                  Rate        Interest Balance     Interest Accrual      Interest Accrual        Paid
                                   -------------------------------------------------------------------------------------------------

A-1                                   6.31000%           0.00               245,347.99               0.00             245,347.99

A-2                                   7.47500%           0.00             1,085,556.88               0.00           1,085,556.88





                                               -------------------------------------------------------------------------------------

                                               =====================================================================================
Total                                                    0.00             1,330,904.87               0.00           1,330,904.87
                                               =====================================================================================

                                                       Interest Paid
              Senior                  Ending Carry-     Per $1,000          Total Class
           Certificates               Over Balance    Denomination         Distribution
                                   ---------------------------------------------------------------

A-1                                      0.00            3.39817           3,137,525.47

A-2                                      0.00            6.22917           1,085,556.88





                                   ------------                   -----------------------

                                   ============                   =======================
Total                                    0.00                              4,223,082.35
                                   =============                   =======================

                                                Beginning Carry-                            Current Carry-            Priority
Subordinate                     Pass-Through      Over Priority      Current Priority       Over Priority             Interest
Certificates                        Rate        Interest Balance     Interest Accrual      Interest Accrual             Paid
                              ------------------------------------------------------------------------------------------------------
M-1                                8.07000%                0.00           139,933.80                   0.00             139,933.80

M-2                                8.75000%                0.00           116,695.83                   0.00             116,695.83

B-1                                6.90000%                0.00            92,023.00                   0.00              92,023.00

B-2                                6.90000%                0.00           119,645.52                   0.00             119,645.52

Limited Guarantee                                                                                                             0.00

Service Fee                                                0.00           245,460.67                   0.00             245,460.67

X                                                  1,008,825.07           492,796.65                   0.00             182,471.40

R                                                          0.00                 0.00                   0.00                   0.00
                                            ----------------------------------------------------------------------------------------


Total                                              1,008,825.07         1,206,555.47                   0.00             896,230.22
                                            ========================================================================================

All Certificates                                   1,008,825.07         2,537,460.34                   0.00           2,227,135.09
                                            ========================================================================================




                                  Ending Carry-      Beginning Carry     Current Writedown      Current Carry-
Subordinate                       Over Priority       Over Writedown          Interest          Over Writedown        Writedown
Certificates                     Interest Balance    Interest Balance         Accrued          Interest Accrued     Interest Paid
                             -------------------------------------------------------------------------------------------------------
M-1                                         0.00               0.00                   0.00                0.00               0.00

M-2                                         0.00               0.00                   0.00                0.00               0.00

B-1                                         0.00               0.00                   0.00                0.00               0.00

B-2                                         0.00               0.00                   0.00                0.00               0.00

Limited Guarantee

Service Fee                                 0.00

X                                   1,319,150.32

R                                           0.00
                             -------------------------------------------------------------------------------------------------------


Total                               1,319,150.32               0.00                   0.00                0.00               0.00
                             =======================================================================================================

All Certificates                    1,319,150.32               0.00                   0.00                0.00               0.00
                             =======================================================================================================


                                 Ending Carry-       Interest Paid
Subordinate                      Over Writedown       Per $1,000        Total Class
Certificates                    Interest Balance     Denomination       Distribution
                             -----------------------------------------------------------
M-1                                        0.00           6.72500         139,933.80

M-2                                        0.00           7.29167         116,695.83

B-1                                        0.00           5.75000          92,023.00

B-2                                        0.00           5.75000         119,645.52

Limited Guarantee                                                               0.00

Service Fee                                                               245,460.67

X                                                                         182,471.40

R                                                                               0.00
                             -------------------
                                                                  -------------------

Total                                      0.00                           896,230.22
                             ===================                  ===================

All Certificates                           0.00                         5,119,312.57
                             ===================                  ===================